SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 15, 1996


                                 EQUITY AU, INC.
              (Exact Name of Registrant as Specified in its Charter


                                     Delaware
                 (State or Other Jurisdiction of Incorporation)


        33-20582                                  75-2276137
 Commission File Number                (IRS Employer Ident. No.)


                  119 Gold Lane, Mena, Arkansas        71953
            (Address of Principal Executive Offices)      (Zip Code)


                                 (407) 647-3952
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.


    On June 15, 1996, the Registrant is reporting a significant change in its management and ownership of its class A common voting stock.

    James Arch, Chairman of the Board, has accepted the resignations of board members William Hanlon, Roger Tichenor, and also the resignation of Stephen Guarino as a director and from all officer positions he has held with the Registrant.

    At the same time Mr. Arch has entered into an agreement with Mr. Guarino to purchase all of Mr. Guarino's class A common voting shares of the Registrant.

    Separately, Mr. Arch has also reached an agreement with resigning director Roger Tichenor to purchase all of the shares owned by Mr. Tichenor, and by his affiliate, Phoenix Capital.

    Also, on June 15, Mr. Charles Jones has been appointed as
President of the Registrant. The position of Secretary remains unfilled at this time.

    The following tables represent the approximate ownership of the Registrant's class B common stock, which holds the right to elect a majority of the Registrant's directors, and its class A voting common shares on October 6, 1995:

                             CLASS B - COMMON STOCK


Title of Name and address         Amount of shares     % of class
         of owner                 owned


Common   Calistro and Peters           100,000            100.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794


Common   All Officers and Directors    100,000            100.0
         as a Group


                             CLASS A - COMMON STOCK


Title of:     Name and address         Amount of shares     % of class
         of owner                 owned 1/                 3/4


Common   Bruce R. Beckman                   100,010          0.1
         Director
         16574 Glenwood
         Stillwell KS 66085

Common   Charles Jones                    333,000            0.3
         President
         P.O. Box 1201
         Lake Dallas, TX 75065

Common   Calistro and Peters            6,603,700 /2         6.6
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch                    34,718,054 /2        34.7
         Director and Chairman of Board
         P.O. Box 940037
         Maitland, FL 32794

Common   Arch Family Ltd. Partnership     811,429 /2          .8
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch Trust dtd. 7/31/91    547,507 /2          .5
         P.O. Box 940037
         Maitland, FL 32794


Common   All Officers, Directors       43,113,700           43.1
         and Affiliates as a Group


    1/   Giving effect to a 2 for 3 reverse split of the shares of
the Company authorized by the Board of Directors on February 14, 1989.

    2/   Entities either owned or controlled by Mr. Arch.

    3/   According to a report from the Registrant's transfer
agent, there are now approximately 99,900,000 class A common shares issued and outstanding as of the date of this report.
    4/   Percentage ownership is approximate to the nearest one-tenth of one percent.



                                    EXHIBITS

                                      None


                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Equity AU, Inc.
                                       (Registrant)



Date:   July 16,1996         By:            James Arch
                                      James Arch, Chairman